EXHIBIT  10.35


                 FIRST AMENDMENT TO SUPPORT AGREEMENT


     FIRST AMENDMENT TO SUPPORT AGREEMENT ("Amendment"), made this 26th day of July, 1995 by and between Laboratory Corporation of America Holdings ("LabCorp") and Hoffmann-La Roche Inc. ("Roche").

WITNESSETH

     WHEREAS, LabCorp is the successor to Roche Biomedical
Laboratories, Inc.; and

     WHEREAS, LabCorp and Roche desire to amend the Support
Agreement dated April 27, 1995, by and between Roche Biomedical
Laboratories, Inc. and Roche (the "Support Agreement"); and

     WHEREAS, subject to the terms hereinafter set forth, the Support Agreement is amended as set forth herein.

     NOW THEREFORE, in consideration of the mutual representations, warranties, covenants, and agreements contained herein, and other good and valuable consideration the receipt of which is hereby acknowledged, the parties hereby agree as follows:

     1. Any reference in the Support Agreement to Roche Biomedical Laboratories, Inc. is modified to LabCorp.

     2. The third sentence of Paragraph 6B of the Support Agreement is modified to delete the following language: "Agreement dated December 4, 1992" and inserting in lieu thereof the following language: "Agreements dated December 4, 1992 and December 4, 1994." LabCorp and Roche further agree that any reference to the Union Agreement shall refer to both collective bargaining agreements.

     3. Except as modified herein, the terms and conditions of the Support Agreement are hereby ratified and confirmed.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed in their names as their official acts by their respective executive officers, each of whom is duly authorized to execute the same, all as of the date first written above.


                         LABORATORY CORPORATION OF AMERICA HOLDINGS

                         By: ___________________________

                         HOFFMAN-LA ROCHE, INC.

                         By: __________________________
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